UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2004

                               GLOBAL MARINE LTD.
                                 ---------------
             (Exact name of registrant as specified in its charter)


      NEVADA                     0-30331                 57-1075246
      ------                     -------                 ----------
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)              File Number)            Identification No.)



          1325 Proteus Street, Naval Base, North Charleston, S.C. 29405
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (843) 747-8818

ITEM 5.      OTHER MATERIALLY IMPORTANT EVENTS
-------      ---------------------------------

Effective August 13, 2004, the Issuer has been advised by NASDAQ Stock Market that the common shares of the issuer will trade under the symbol GLBM. Currently, the symbol is STTJ.

The CUSIP number for the issuer's common shares has changed. The new CUSIP number for the issuer's common shares is 379 44 Y 106.

A name change was effected in keeping with the express provisions of the Nevada Revised Statutes Sections 78.385 and 78.390, and the By-Laws of the Issuer.

The new CUSIP number and trading symbol for the common shares are a result of The name change, which was previously reported on Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUTHERS, INC.
                                         (Registrant)

Dated: August 12, 2004                   By: /s/ Douglas W. Beatty
                                             ---------------------
                                         Douglas W. Beatty
                                         President & CEO